Exhibit 10.6


              NON-NEGOTIABLE, NON-RECOURSE PROMISSORY NOTE NO. 2
              --------------------------------------------------

US$50,000.00                                              January 12, 2001

  	1.  	Parties.

      		1.1	  George Nathanail, an Individual (the "Maker").

      		1.2  	Centrack International, Inc. (the "Payee").

  	2.  	Maker's Promise to Pay.

        For value received, Maker promises to pay to the order of Payee, its successors or assigns FIFTY THOUSAND UNITED STATES DOLLARS (US$50,000.00) (the "Principal").

	  3.	  Interest.

        No Interest will be charged under this Note.

  	4.	  Payments.

        4.2 The Principal hereunder shall be due and payable in full or in such amount(s) as the Cash Escrow Agent (as defined in the Stock Subscription and Purchase Agreement of even date herewith) for the Payee shall be required by the Cash Escrow Agreement to demand in writing from time to time, after March 12, 2001 but not later than June 12, 2001, which may be a single demand for the entire $50,000.00 or sequential demands for portions thereof, provided, however, that in the event that Centrack consummates a "reverse merger" prior to the making of such demand or demands, this Note shall be deemed cancelled as to the entire principal (or remaining principal, as the case may be), with no further requirement of payment on the part of the Buyer, except that the Buyer shall be responsible to pay that portion of the Note that is necessary in order for there to be sufficient proceeds of such payment to pay all obligations incurred by Centrack between the date of the Closing and the date of completion of the reverse merger, and provided further, that all such demands shall be accompanied by documentation indicating the nature and amount of the obligations to be paid (including any advance payments that may be required), based on the Cash Budget incorporated into the Stock Subscription and Purchase Agreement.

       4.2 All payments hereunder shall be made in lawful money of the United States of America.

       4.3     Maker will make all payments to the following address:

                        Centrack International, Inc.
                        C/o Merritt Enterprises, Inc., as Cash
                        Escrow Agent for Centrack International, Inc. 6299 Pine Drive
                        Lantana, FL 33462

or at such other address as directed in writing by the Payee.



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       		4.5	  Prepayment.  This Note may be prepaid in whole or in
part at any time without penalty or premium.

    5.  	Default.

       		5.1  	If any payment of Principal, Interest or other sum due
Payee hereunder is not paid as and when due, and the Maker fails to fully cure such failure to pay within five (5) calendar days of receipt of the Payee's written notice of such failure and demand for payment, this Note shall be in default, and no further notice shall be required for Payee to obtain the remedies available to it for said default.

         5.2 Upon default in this Note, the Stock and Note Escrow Agent (as defined in the Stock Subscription and Purchase Agreement of even date herewith), without further legal action, shall cause such number of the shares of common stock of the Payee as are then held in the Note and Stock Escrow referred to in Section 4.6 hereof to be returned to the Payee for cancellation, without further obligation to the Buyer, and the Buyer shall have no rights in such Shares. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. Payee shall have no recourse against the Maker hereunder except as set forth in this section.

         5.3 Any default by the Maker in the payment of Promissory Note No. 1 between the Maker and the Payee, dated of even date herewith, shall be deemed to constitute a default under this Note as well; and in such event the Payee may pursue all of its remedies for default under this Note.

  	6.  	Waivers.

      		Maker and any endorsers, sureties, guarantors, and all others who are, or may become liable for the payment hereof severally:
(i) waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note.

  	7.  	Notices

        All notices, requests, demands, waivers and other communications required or permitted to be given under this Note shall be in writing and shall be delivered in person or mailed, certified or registered mail with postage prepaid, as follows:

     If to the Payee:        Centrack International, Inc.
                             C/o Merritt Enterprises, Inc., as Cash Escrow
                             Agent for Centrack
                             6299 Pine Drive
                             Lantana, FL 33462
                             Attention: Steve Merritt, President

     With a copy to:         _______________________
                             _______________________
                             _______________________
                             _______________________

     If to the Maker:        George Nathanial
                             _______________________
                             _______________________
                             _______________________



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     With a copy to: [Attorney]

                             _______________________
                             _______________________
                             _______________________


or to such other Person or address as any party shall specify by notice in writing to each of the other parties in accordance with this clause. All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date when given unless mailed, in which case on the third business day after the mailing thereof.

  	8.  	Miscellaneous Provisions.

      		8.1	  The captions of sections of this Note are for
convenience only, and shall not affect the construction or interpretation of any of the terms and provisions set forth in this Note. Whenever used in this Note, the singular number shall include the plural, and the masculine shall include the feminine and the neuter, and vice versa.

      		8.2  	The remedies of Payee as provided herein shall be
cumulative and concurrent and may be pursued singly, successively, or together at the sole discretion of the Payee and may be exercised as often as deemed necessary by the Payee. No act of omission or commission of Payee, including specifically any failure to exercise any right, remedy or recourse shall be effective unless it is set forth in a written document executed by an authorized representative of the Payee with authority to thereby bind the Payee legally, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, or as a bar to or as a waiver or release of any subsequent right, remedy, or recourse as to any subsequent event.

   (j)  8.3   This Note shall be construed, interpreted,
enforced and governed by and in accordance with the laws of the State of Florida (excluding the principles thereof governing conflicts of law), and federal law in the event federal law permits a higher rate of interest than Florida law. Any legal action or proceeding with respect to this Note or any document related thereto may be brought in the courts of the State of Florida or in the United States District Court for the Southern District of Florida and, by execution and delivery of this Note, the Maker hereby accepts, generally and unconditionally, the jurisdiction of the aforesaid courts. The Maker hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which he may now or hereafter have to the commencement of any such action or proceeding in such respective jurisdictions, and consents to the granting of such legal or equitable relief as is deemed appropriate by the court. The Maker irrevocably consents to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Maker at its address provided herein, such service to become effective thirty (30) days after such mailing. Nothing contained herein shall affect the right of the Payee to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Maker or any of the Maker's property in any other jurisdiction.

  		    8.4	  If any provision or portion of this Note is declared or
found by a court of competent jurisdiction to be unenforceable or null and void, such provision or portion thereof shall be deemed stricken and severed from this Note, and the remaining provisions and portions thereof shall continue in full force and effect.



          Exhibit 10.6 - Pg. 3


  		    8.5  	This Note may not be amended, extended, renewed or
modified, nor shall any waiver of any provision hereof be effective, except by an instrument in writing executed by an authorized officer of Payee. Any waiver of any provision hereof shall be effective only in the specific instance and for the specific purpose for which given.


______/s/ George Nathanail_____________
George Nathanial




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